UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2005
KeyCorp

(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio	44114-1306

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 689-6300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On December 13, 2005, Lee G. Irving, KeyCorp’s Chief Accounting Officer, announced his intention to retire from KeyCorp effective at the close of business on March 31, 2006.
     KeyCorp has appointed Robert L. Morris as his successor to fill the position of Chief Accounting Officer, commencing April 1, 2006. Mr. Morris is presently serving as KeyCorp’s Corporate Controller, a position he has held since December 2000. From 1999 until December 2000, Mr. Morris was Senior Vice President of Financial Operations Integration. Prior to 1999 he held various other positions within KeyCorp’s accounting and auditing areas. Mr. Morris, age 53, has been with KeyCorp since 1989.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

(Registrant)
Date: December 14, 2005	By:	/s/ Daniel R. Stolzer

Daniel R. Stolzer Vice President and Deputy General Counsel